March 9-10, 2015

2 Various statements herein and remarks that we may make today about Xerium's future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” anticipate”, and similar statements of a future or forward-looking nature identify forward-looking statements for the purposes of the federal securities laws or otherwise. Our actual results and stock price performance may differ materially from these forward-looking statements and estimates as a result of various important factors, including those discussed in our earnings press release dated March 3, 2015, which is posted in the Investor Relations section of our website at www.xerium.com, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2014, all of which are on file with the SEC and are also available in the investor relations section of our website at www.xerium.com under the heading "SEC Filings." In addition, market data about the production volumes of our end-users is no guarantee of future production levels. Last, any forward-looking statements which we make in this presentation or in remarks today, represent our views only as of today. We disclaim any duty to update any such forward looking statements. We also plan to discuss supplementary non-GAAP financial measures, such as Adjusted EBITDA, that we use internally to assess financial performance, and therefore, believe will assist you in better understanding our company. Reconciliations of these measures to the comparable GAAP numbers are available in our most recent earnings press release, in this presentation and in an additional reconciliation schedule, all of which are posted in the Investor Relations section of our website at www.xerium.com. Forward Looking Statements and Non-GAAP Reconciliations

3  Harold Bevis President, CEO and Director Mr. Bevis has been the President and CEO since 2012. He has 30 years of experience and has been a CEO for 14 years. Prior to Xerium, he served as CEO in various industries such as flexible packaging and telecommunications. Management in Attendance  Cliff Pietrafitta Chief Financial Officer Mr. Pietrafitta has been the Chief Financial Officer since 2011. He has 25 years of experience leading financial functions at manufacturing companies and has been a CFO for 15 years.  David Pretty President – Xerium North America & Europe Mr. Pretty has been President at Xerium since 2005. He has 27 years of experience with Xerium, has led many areas of the Company, and is an industry veteran.

Xerium Technologies, Inc.

Machine Clothing



Roll Covers
& Spreader Rolls



SMART® Machine
Automation


SMART
SMART

- Key Businesses
  - Machine Clothing
  - Roll Covers & Mechanical Services
  - SMART® Machine Automation
- 26 plants, 2 new plants under construction
- ~3,050 employees, 20 countries
- 406 patents, 101 new patents in process
- ~$540 million sales
- NYSE small cap stock - ~$240 million equity value

4

XERIUM

5 Xerium Products Paper, Paperboard, Tissue, Pulp Machines Consumer Products Xerium Products Nonwoven Fabrics Machines Consumer Products Xerium Products Fiber Cement Siding Board Machines Consumer Products Xerium Products Link Directly to Common Consumer Products

Xerium Business Strategy and Key Themes

Business Strategy

Help Our Customers Win

- A specialist and complete solution provider, no gaps
- Increase our delivered value
- Multifunctional effort by R&D, sales & service

Above-Market Return For Investors

- Top quartile profit rate
- Minimum efficient leverage ratio

Operational Leadership

- Cost leadership in chosen markets
- Dependable and repeatable product quality and supply chains

Key Themes

Asia

- Asia represents ~50% of global market, but only 19% of Xerium sales.
- Currently adding greenfield capacity in the region alleviating capacity constraints of key products and services. This should result in incremental revenue opportunities particularly given the regional based industry structure.

Cost Optimization & Innovation

- Significant cost take-out opportunities including rationalizing legacy facilities and expanding plants that are more strategically positioned from both a cost and regional perspective.
- In Xerium's first 200 year history it obtained about 270 patents – that has increased approximately 50% in the past three years and is expected to continue at a rapid pace.

Revenue Diversification

- Offset decline in graphical grades
- Selective capacity expansion
- Strategic business development

6

XERIUM

Investment Highlights

- **Early Stages of Transformation with Several Years of Proven Success**
  - Expanded gross margins by nearly 600 basis points (7.9% CAGR), with 4% revenue growth (1.4% CAGR) over the past three years
  - Transitioning regional business model to higher growth and lower cost regions
    - After closing 6 plants there are 26 plants globally
    - 2 greenfield plants under construction, 8 plant expansions – 3 completed
  - Head count reduced by ~5% over the past 3 years, while upgrading selectively throughout management levels
  - Focus will remain on plant rationalizations, procurement and logistics costs, and S,G&A
    - 3 year cost savings will be ~$70 million by the end of 2015

- **Balanced Approach of Capital Allocation**
  - Reinvesting in the business (near-term bias) to continue expanding EBITDA
  - Reducing debt leverage ratio through a combination of EBITDA growth & debt reduction

- **Consumables Business Model, with Emerging Growth Products & Opportunities**
  - 100% of products are consumables with 22 new product introductions anticipated in 2015
  - SMART® Machine automation delivers real-time data further differentiating Xerium
  - Improving global footprint will significantly improve leads times resulting in higher customer satisfaction and greater market share growth opportunities
  - Longer-term top-line growth will be driven by new & currently underserved markets

7

XERIUM

8 Business Progressively Moving to Higher Level of Performance 34.6% 37.4% 36.6% 35.1% 39.0% 38.1% 39.5% 36.7% 39.1% 39.6% 40.0% 40.3% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% 42.0% 44.0% % o f Sal es Operational Excellence Programs Working Gross Margin Improving 7.9% CAGR 40.3 36.0 36.9 38.3 35.8 35.7 34.9 35.0 34.9 35.4 34.2 32.8 32.0 34.0 36.0 38.0 40.0 42.0 MIllio n $ Lean SG&A Program Working SG&A Decreasing at 4.7% CAGR $18.8 $25.4 $24.4 $20.6 $29.1 $26.9 $27.2 $24.1 $25.7 $29.4 $31.5 $29.4 $14.0 $18.0 $22.0 $26.0 $30.0 $34.0 Mill io n $ EBITDA Benefiting from Higher Sales & Lower Costs Increasing at 14.2% CAGR 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 $126 $131 $130 $126 $134 $134 $130 $128 $128 $134 $135 $131 $120 $122 $124 $126 $128 $130 $132 $134 $136 $138 $140 Mill io n $ Sales Growth Programs Working Constant Currency Growth of 1.4% CAGR

9 Q4 Adjusted Earnings per Share were $0.43 – up 169% Full Year 2014 Adjusted Earnings per Share were $1.58 – up 29% (1) In 2014, the valuation allowance reversal has been included above as an add-back, given the unusual and infrequent nature of this item. In addition, the comparable amount for 2013 has also been included above as an add-back. Q4 TTM Per Share Amounts (basic and net of taxes) 2014 2013 Q4 2014 Q4 2013 Net Income $ 0.72 $ 0.22 $ (0.48) $ 0.27 Adjustments: Restructuring Expenses 0.10 0.35 0.87 0.88 Plant Start-up Costs 0.04 0.01 0.10 0.03 Brazil Tax Charge - - 1.49 - Valuation Allowance Reversal (0.43) (0.40) (0.43) (0.40) Goodwill Amortization - (0.03) - (0.13) Debt Extinguishment - - - 0.44 Inventory Write-off of Closed Facilities - 0.02 - 0.06 Non-restructuring Impairment - - - 0.04 FX (gain) loss - - 0.03 0.05 Basic Adjusted Earnings Per Share $ 0.43 $ 0.16 $ 1.58 $ 1.23

10 Growth Markets Significant Investment & Repositioning Remain in Early Stages -- Should Continue to Drive Growth and Profitability -- Machine Automation  Emerging countries  High-growth applications  New market segments  Accretive growth rates Mechanical Service  Secular shift to co-sourced service, machine refurbishment & upgrades  Accretive growth rates  Expansion of SMART® machine automation program  Desire for real-time, closed loop machine optimization  Accretive growth rates Legacy Machine Clothing and Rolls Business Cash Know-how

11 0 100 200 300 400 500 600 2007 2008 2009 2010 2011 2012 2013 2014 Nu m b e r o f S M A R T ® A ut o m at io n In s ta llat io n s SMART® Installations SMART® Machine Automation Installations Are Taking Off We are Just Beginning the Globalization of this Product SMART® is a machine automation solution • A high-end, self-contained, patented sensor/feedback kit that enables real-time machine optimization in critical performance areas of the machine. Previously this required customers to take costly machine downtime. • In addition, strengthens customer loyalty and drives demand for Xerium’s complementary products 560 as of March 3, 2015

2015 Market Environment Expected to Be Like 2014

Stress in NA & EU Graphical Paper Markets, Growth in Asia

Xerium products are consumables with relatively short lifecycles:

- Median life for machine clothing is ~60 days
- Median life for rolls is ~1 year

Paper, Tissue, Containerboard, Pulp


MILK

- Global paper & board production to grow by 1.4%
- Graphical grades (globally)
  - Newsprint to decline 3.9%
  - P&W to decline 0.7%
- Tissue
  - Global growth of 3.8%
- Containerboard
  - Global growth of 1.8 – 2.8%
- Market Pulp
  - Global growth of 2.3%
- Asia
  - Total production to grow 2.8%
  - Tissue to grow 5.8%
  - Containerboard grades to grow 3 – 3.5%
- South America
  - Total production to grow 2.6%
  - Tissue to grow 4.3%
  - Packaging grades to grow 2.5 - 3%

Source: Numera Analytics,

Nonwoven Fabrics

- 2015 Global production to grow 8.2%



Source: Fredonia Group

Fiber Cement

- 2015 U.S production to grow 2.4%



Source: Fredonia Group

XERIUM

12

13 Pulp, Paper, Board and Tissue Market is Slowing Growing and Transforming Graphical Grades & Mature Markets Declining, GDP Grades & Emerging Markets Increasing 99.0 99.5 100.0 100.5 101.0 101.5 102.0 102.5 103.0 103.5 104.0 Q1 Q2 Q3 Q4 World Demand by Quarter 2014 2012 2013 M ill io n t o n n e s -1.3% 0.3% 0.5% 0.6% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% bar width equates to regional market size World Demand by Region 2013 vs 2014 2.0% 0.1% 2.0% -1.2% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% World Demand by Grade "GDP" grades Digital subscription Emerging wealth grades bar width equates to grade mix tonnes 2013 vs 2014 26.0 26.5 27.0 27.5 28.0 28.5 29.0 29.5 30.0 30.5 31.0 2012 2013 2014 1% World Production by Month M ill io n t o n n e s -7.6%

14 Sales Growth Programs New Products New Capacity TAD Tissue Fabric Machine Clothing China Machine Clothing Shoe Press Belts Machine Clothing SMART® Suction Rolls Turkey Rolls & Services Brazil Machine Clothing Nonwoven Machine Clothing Fiber Cement Machine Clothing USA Services Operational Excellence Productivity Plant Closures Waste Reduction Lean SG&A Cost Leadership Programs Benchmarking & Cost/Unit Target Setting North America Rolls & Services China Rolls & Services Strategy is Being Implemented by Specific, Measurable Programs 36 Programs Are Underway

15 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium’s Innovation Program Has Over 100 New Patent Applications in Process These Products are Expected to Drive Sales and Gross Margins Up A Few Examples … TAD Tissue Product A 2-year new product development program for Through-Air-Dryer fabrics is nearing completion, expected launch in 2015. Completes PMC product portfolio for the growing tissue market. Special high-end machine clothing belt for press rolls on high-demand press configurations. Currently in field validation phase and slated for 2015 launch. Shoe Press Belt SMART® Roll for Suction Press Applications A Xerium Gamechanger Paper, packaging and tissue makers can now view and manage nip conditions in suction roll applications. Field validation trials now in process with an anticipated launch in 2015.

16 Xerium is Increasing its Industry Leading Innovation Program  Size of Activity Continues to Increase  As lean SG&A model has been implemented, have selectively re-invested back into R&D resources  Technical team is over 175 people  Added another PhD to the staff focused on high-end surface sensitive fabrics - like tissue and printable packaging board  Large engineering co-op program  Added pilot equipment & test equipment for fast prototyping  Upgraded pilot machine for fiber cement  Upgrading pilot machine for SMART® machine automation  Upgraded pilot forming fabric loom  Leading edge 3D Printer and CT Scanner  Invention rate is ramping up  Xerium has 406 issued patents  And now has 101 pending applications! 3D Printer CT Scanner Capability

17 Suction Box Completed Suction Roll Global Rolls and Service Expansion is Just Getting Started Fill-in Open Spots in Global Service Model, New Turkey Location is Just a Start  Customers want specialized service from Xerium to refurbish & upgrade key machine components.  There is a secular trend to co-source this service from 3rd parties versus performing these activities in-house.

18 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium is Underway With Investment Program to Grow Sales in the Future These Programs are Not Showing Financial Results Yet, But are Expected to Be Accretive. A Few Examples … New Machine Clothing Plant Ba Cheng, China New Roll and Service Plant Corlu, Turkey Construction is underway for the industry’s first major state-of-the art rolls production and mechanical services facility in Turkey. This new plant will provide the entire rolls product portfolio and is scheduled to begin production in 2015. Construction well underway to expand high-end press felt capacity for the Asian market. These felts are key consumable products for newer, high-speed machines installed in the region. Startup scheduled for 2015.

19 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium is Underway With Investment Program to Grow Sales in the Future These Programs are Not Showing Financial Results Yet, But are expected to Be Accretive. A Few Examples … Griffin, Georgia Expansion of Two U.S. Roll & Service Plants Neenah, Wisconsin Xerium has commissioned this plant expansion project to improve capacity and additional capability for rubber roll recovering, industrial rolls, and mechanical services. This new capacity will continue to improve lead times for our customers and generate increased sales volume. Completion is scheduled for 2015. Xerium plans to begin expanding this Midwestern U.S. plant in Q2 2015. The investment will introduce polyurethane into the region and increase mechanical service capacity to better serve our regional customer base. Scheduled completion is 2015.

20  New management team has successfully delivered 2nd year of a 6 year turn-around, and remains on rack to continue the progression  ~$4 billion accessible global market is large and growing, and Xerium is pursuing a fresh, aggressive approach to leadership in these markets  Xerium’s sales and orders have been growing faster than the market, and our sales programs are just beginning  There will be pronounced monthly and quarterly volatility in the global industry as it adjusts  Xerium has an attractive list of sales growth programs for both new products and focused capacity investments that will benefit future periods  Xerium has an attractive list of consolidation & Operational Excellence programs  Investments made in 2013 and 2014 are expected to have continuing financial benefits from 2015 thru 2017 Xerium Executive Summary

March 9-10, 2015